Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT
Dated as of May 4, 2016
THIS AMENDMENT AND RESTATEMENT AGREEMENT (this “Agreement”) is made as of May 4, 2016 by and among Weatherford International plc, an Irish public limited liability company (“WIL-Ireland”), Weatherford International Ltd., a Bermuda exempted company (“WIL-Bermuda”), as the Borrower, Weatherford International, LLC (“WIL-Delaware”), each financial institution listed on the signature pages hereof as an Extending Lender (as defined below), JPMorgan Chase Bank, N.A. (“JPMorgan”), in its capacity as administrative agent for the Lenders (the “Administrative Agent”), each of JPMorgan, Deutsche Bank AG New York Branch, The Toronto Dominion Bank, New York Branch and Wells Fargo Bank, National Association (“Wells Fargo”), as Issuing Banks (collectively, the “Extending Issuing Banks”) and each of JPMorgan and Wells Fargo as Swingline Lenders (collectively, the “Existing Swingline Lenders”) under the Existing Revolving Credit Agreement (as defined below).
WHEREAS, WIL-Bermuda, WIL-Ireland, the Existing Lenders (as defined below), the Administrative Agent, certain Issuing Banks and certain Swingline Lenders are parties to that certain Credit Agreement dated as of October 15, 2010 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 13, 2011, as further amended by that certain Amendment No. 2 to Credit Agreement, dated as of August 6, 2012, as further amended by that certain Amendment No. 3 to Credit Agreement, dated as of June 30, 2015, and as further amended by that certain Amendment No. 4 to Credit Agreement, dated as of February 1, 2016, the “Existing Revolving Credit Agreement”);
WHEREAS, WIL-Ireland and WIL-Bermuda have invited each Existing Lender (a)to extend all or any portion of its Revolving Credit Commitment (and the Maturity Date for its Revolving Credit Loans and other Revolving Credit Exposure) under the Existing Revolving Credit Agreement (with respect to any Existing Lender, its “Existing Revolving Credit Commitment”) and (ii) to provide a proportionate Term Loan Commitment (as defined below) subject to its Existing Revolving Credit Commitment being reduced by an amount that is at least equal to such Term Loan Commitment (collectively, the “Extending Lender Transactions”);
WHEREAS, WIL-Bermuda desires to enter into that certain Term Loan Agreement (as defined below) evidencing a new four-year senior secured term loan facility in an aggregate principal amount of $500 million (the facility evidenced by the Term Loan Agreement and the other Term Loan Documents (as defined below), the “Term Loan Facility”), the proceeds of which must be used to prepay outstanding Revolving Credit Loans as described herein;
WHEREAS, WIL-Bermuda desires to reduce the unused Commitments of each Existing Lender that elects to become a Participating Lender in an amount that is at least equal to such Extending Lender’s Term Loan Commitment; and

ACTIVE 214218818v.4

WHEREAS, the parties hereto have agreed to amend and restate (i) the Existing Revolving Credit Agreement (including all Exhibits and Schedules thereto) in the form of the Amended Revolving Credit Agreement (as defined below) and (ii) certain other Loan Documents;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Agreement.
1.Defined Terms.

(a)Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

(b)As used in this Agreement:

“Existing Lender” shall mean any Lender party to the Existing Revolving Credit Agreement immediately prior to the effectiveness of the Amended Revolving Credit Agreement.
“Existing Required Lenders” means the “Required Lenders” under and as defined in the Existing Revolving Credit Agreement, as determined immediately prior to the effectiveness of this Agreement.
“Extending Lender” shall mean any Existing Lender with respect to and to the extent of its “Extended Commitment” (under and as defined in the Amended Revolving Credit Agreement).
“Non-Extending Lender” shall mean any Existing Lender with respect to and to the extent of its “Non-Extended Commitment” (under and as defined in the Amended Revolving Credit Agreement).
“Participating Lender” shall mean any Existing Lender that has agreed to participate in the Extending Lender Transactions described in Section 2(a) of this Agreement with respect to all or any portion of its Existing Revolving Credit Commitment.
“Term Loan Agreement” means that certain Term Loan Agreement dated as of the Signing Date by and among, WIL-Bermuda, as the borrower thereunder, WIL-Ireland, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as the administrative agent thereunder.
“Term Loan Commitment” means, with respect to any “Lender” under and as defined in the Term Loan Agreement, such Lender’s “Commitment” under and as defined in the Term Loan Agreement.

“Term Loan Documents” the “Loan Documents” under and as defined in the Term Loan Agreement.
“Term Loans” means the “Loans” under and as defined in the Term Loan Agreement.
2.Election of Extending Lenders.

(a)By its execution below, each Lender identified as an Extending Lender on its signature page hereto hereby acknowledges and agrees that:

(i)
such Lender has made an election to be, and shall upon the effectiveness of the Amended Revolving Credit Agreement on the Amendment Effective Date become, an “Extending Lender” under and as defined in the Amended Revolving Credit Agreement, with all the rights and obligations of an Extending Lender thereunder, with respect to and to the extent of its “Extended Commitment” (under and as defined in the Amended Revolving Credit Agreement); and

(ii)
such Lender has made an election to be, and shall upon the effectiveness of the Term Loan Agreement on the Amendment Effective Date become, a “Lender” under and as defined in the Term Loan Agreement, with all the rights and obligations of a “Lender” thereunder, with respect to and to the extent of its Term Loan Commitment.

(b)each Non-Extending Lender shall, upon the effectiveness of the Amended Revolving Credit Agreement on the Amendment Effective Date, be a “Non-Extending Lender” under and as defined in the Amended Revolving Credit Agreement, with all the rights and obligations of a Non-Extending Lender thereunder, with respect to and to the extent of its “Non-Extended Commitment” (under and as defined in the Amended Revolving Credit Agreement).

(c)Annex I hereto reflects each Existing Lender’s “Extended Commitment” (under and as defined in the Amended Revolving Credit Agreement), “Non-Extended Commitment” (under and as defined in the Amended Revolving Credit Agreement) and Term Loan Commitment, in each case, on the Amendment Effective Date after giving effect to the Specified Prepayment (as defined below) and Commitment Reduction (as defined below).

3.Consent to Term Loan Facility. On the Amendment Effective Date, but immediately prior to the effectiveness of the Amended Revolving Credit Agreement, notwithstanding anything to the contrary in the Existing Revolving Credit Agreement (including, without limitation, Section 8.03 thereof), the Existing Required Lenders hereby consent to the Term Loan Facility, including the execution and delivery of the Term Loan Agreement and the other Term Loan Documents by the “Obligors” thereunder (with each term in quotations as defined in the Term Loan Agreement).

4.Repayment of Loans; Reduction of Existing Revolving Credit Commitments of Participating Lenders.

(a)Repayment of Revolving Loans. Immediately upon receipt of the proceeds of the Term Loans under the Term Loan Agreement, WIL-Bermuda shall prepay the Revolving Credit Loans of the Existing Lenders ratably in accordance with Section 2.08(a) and (b) of the Existing Revolving Credit Agreement (such prepayment, the “Specified Prepayment”). The Existing Required Lenders hereby waive any requirement of prior notice of such Specified Prepayment.

(b)Commitment Reduction. Immediately following the Specified Prepayment on the Amendment Effective Date, notwithstanding anything to the contrary in Section 2.06(c) of the Existing Revolving Credit Agreement, the unused Commitment of each Participating Lender shall be reduced by the amount necessary to reflect the “Extended Commitment” (under and as defined in the Amended Revolving Credit Agreement) of such Participating Lender as set forth on Annex I hereto, which amount shall be no less than such Participating Lender’s Term Loan Commitment (all such reductions being referred to collectively as the “Commitment Reduction”). The Existing Required Lenders hereby waive any requirement of prior notice of any such Commitment Reduction or any requirement that such Commitment Reduction be made ratably among the Existing Lenders or the Extending Lenders, as the case may be.

(c)Indemnification. For the avoidance of doubt, the Borrowers shall indemnify all applicable Lenders for breakage costs incurred in connection with the Specified Prepayment and the Commitment Reduction in accordance with Section 2.13 of the Existing Credit Agreement.

5.Amendment and Restatement of the Existing Revolving Credit Agreement and Amendment of Certain Existing Loan Documents; Reaffirmation; Borrowings and Reallocations.

(a)Effective on the Amendment Effective Date, the Existing Revolving Credit Agreement (including the Exhibits and Schedules thereto) is hereby amended and restated in its entirety to read as set forth in Annex II hereto (the “Amended Revolving Credit Agreement”).

(b)Effective on May 4, 2016, Weatherford Liquidity Management Hungary Limited Liability Company, a Hungarian limited liability company, and Weatherford Capital Management Services Limited Liability Company, a Hungarian limited liability company, have been removed as Borrowers under the Existing Credit Agreement in accordance with Section 11.01(d) of the Existing Credit Agreement.

(c)Effective on the Amendment Effective Date, Wells Fargo shall no longer constitute a Swingline Lender and Wells Fargo’s Swingline Sublimit shall be terminated, all as reflected in the Amended Revolving Credit Agreement.

(d)The Existing Required Lenders hereby confirm the Administrative Agent’s authority to enter into to such amendments to, amendments and restatements of, or other modifications to the other Loan Documents on the Amendment Effective Date that have been executed or delivered in connection with the Existing Credit Agreement (including, without limitation, each Guaranty Agreement, the “Existing Loan Documents”) as the Administrative Agent

shall approve, in order to effect the transactions contemplated by the Amended Revolving Credit Agreement.

(e)The amendment and restatement of the Existing Revolving Credit Agreement and any Existing Loan Documents as contemplated hereby shall not be construed to discharge or otherwise affect any Obligations of the Obligors thereunder accrued or otherwise owing under the Existing Revolving Credit Agreement or Existing Loan Documents that have not been paid, it being understood that such obligations will be reevidenced as and constitute “Obligations” under and as defined in the Amended Revolving Credit Agreement and the Amended Loan Documents (as defined below) payable in accordance with the terms thereof. Without limiting the foregoing, each of WIL-Bermuda, WIL-Ireland and WIL-Delaware hereby agrees that on the Amendment Effective Date, the Existing Revolving Credit Agreement and the Existing Loan Documents shall be amended and restated in their entirety by this Agreement and the other amendments and restatements of, or other modifications to the Existing Loan Documents that have been executed or delivered (the “Amended Loan Documents”), and the Existing Revolving Credit Agreement and such Existing Loan Documents shall thereafter be of no further force and effect, except that WIL-Ireland, WIL-Bermuda, WIL-Delaware, the Lenders and the Administrative Agent agree that (i) the incurrence by WIL-Bermuda of “Obligations” under and as defined in the Existing Revolving Credit Agreement (whether or not such “Obligations” are contingent as of the Amendment Effective Date) shall continue to exist under and be evidenced by the Amended Revolving Credit Agreement and the Amended Loan Documents, (ii) the Existing Revolving Credit Agreement and Existing Loan Documents shall continue to evidence the representations and warranties made by WIL-Bermuda, WIL-Ireland and WIL-Delaware prior to the Amendment Effective Date and (iii) the Existing Revolving Credit Agreement and the Existing Loan Documents shall continue to evidence any action or omission performed or required to be performed pursuant to the Existing Revolving Credit Agreement and the Existing Loan Documents prior to the Amendment Effective Date (including any failure, prior to the Amendment Effective Date, to comply with the covenants contained in the Existing Revolving Credit Agreement and the Existing Loan Documents). This Agreement is not in any way intended to constitute a novation of the obligations and liabilities existing under the Existing Revolving Credit Agreement and the Existing Loan Documents or evidence payment of all or any portion of such obligations and liabilities.

(f)The amendments and restatements described herein shall not cure any breach thereof or any “Default” or “Event of Default” under and as defined in the Existing Revolving Credit Agreement and the Existing Loan Documents existing prior to the Amendment Effective Date.

(g)From and after the effectiveness of the Amended Revolving Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Revolving Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Revolving Credit Agreement, and the term “Credit Agreement”, as used in the other Existing Loan Documents, shall mean the Amended Revolving Credit Agreement.

(h)The parties hereto hereby agree that Amended Revolving Credit Agreement shall be dated as of the day on which the Amendment Effective Date occurs. The Amended

(i) Revolving Credit Agreement attached hereto as Annex II (including any Exhibits thereto) shall be deemed to be amended on the Amendment Effective Date solely to incorporate such date in the appropriate locations (and the Administrative Agent shall be authorized to modify the Amended Revolving Credit Agreement to reflect such date).

6.Borrowings; Reallocation. If, after giving effect to the transactions contemplated hereby on the Amendment Effective Date, Revolving Credit Loans and Revolving Credit Exposure are not held by the Revolving Credit Lenders ratably in accordance with their Extended Commitments and Non-Extended Commitments, either (i) WIL-Bermuda shall make any necessary repayments and reborrowings of existing Revolving Credit Loans or (ii) the Administrative Agent shall otherwise administer any required assignment and reallocation of outstanding Revolving Credit Loans and Revolving Credit Exposure ratably among the Revolving Credit Lenders; provided that the Borrowers shall indemnify all applicable Lenders for breakage costs in accordance with Section 2.13 of the Amended Revolving Credit Agreement.

7.Assignment of Nordea’s Interest. On or after the Amendment Effective Date, after giving effect to Section 5 and 6 above, and upon obtaining the outstanding consent required pursuant to Section 11.05(b)(i)(C) of the Amended Revolving Credit Agreement, Nordea Bank Norge ASA (“Assignor”) hereby irrevocably sells and assigns to its Affiliate, Nordea Bank Finland Plc, New York Branch (“Assignee”), and Assignee hereby irrevocably purchases and assumes from Assignor, as of the later of the Amendment Effective Date and the date such outstanding consent is obtained (a) all of Assignor’s rights and obligations in its capacity as a Lender and an Extending Lender under the Amended Revolving Credit Agreement and the other Amended Loan Documents to the extent related to all of such outstanding rights and obligations of Assignor under the Amended Revolving Credit Agreement and the other Amended Loan Documents and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Amended Revolving Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to Section 7(a) and (b) hereof being referred to collectively as the “Assigned Interest”). Notwithstanding the provisions of Section 11.05 of the Amended Revolving Credit Agreement, the Assignor and the Assignee hereby agree that an Assignment and Assumption Agreement shall not be required to be signed in connection with such assignment; provided that the Assignor and Assignee shall be subject to the terms of the Standard Terms and conditions for Assignment and Assumption attached as Annex I to Exhibit A to the Amended Revolving Credit Agreement and shall be bound by all terms, and shall be deemed to make all representations and warranties, applicable to an “Assignor” or an “Assignee” (as the case may be) therein with respect to the Assigned Interest.

8.Conditions of Effectiveness. This Agreement shall become effective as of the first date (the “Signing Date”) on which:

(a)the Administrative Agent (or its counsel) shall have received from each of

WIL-Ireland, WIL-Bermuda, WIL-Delaware, the Existing Required Lenders, any Extending Lenders, each Extending Issuing Bank and each Existing Swingline Lender, either a counterpart of this Agreement signed on behalf of such party or written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement; and

(b)the representations and warranties of the “Agreement Parties” (as defined below) in Section 10 shall be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) on and as of the Signing Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Signing Date such representations and warranties shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such specified earlier date.

9.Conditions of Amendment Effective Date. Sections 3 through 7 of this Amendment shall only become effective on the date (the “Amendment Effective Date”) on which each of the following additional conditions precedent have been satisfied (in addition to the satisfaction of the conditions precedent described in Section 8 above):

(a)WIL-Bermuda shall have paid all fees and expenses (including, to the extent invoiced, reimbursement of fees and expenses of the Administrative Agent’s counsels) in connection with this Agreement, the Amended Revolving Credit Agreement, the Term Loan Agreement and each other transaction contemplated hereby and thereby;

(b)the representations and warranties of the Agreement Parties in Section 10 shall be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Amendment Effective Date such representations and warranties shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such specified earlier date;

(c)the occurrence of the “Effective Date” under and as defined in the Amended Revolving Credit Agreement; and

(d)the occurrence of the “Effective Date” under and as defined in the Term Loan Agreement.

10.Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of WIL-Bermuda, WIL-Ireland and WIL-Delaware (herein, an “Agreement Party”) hereby represents and warrants on and as of the Signing Date and the Amendment Effective Date:

(a)Each Agreement Party has the corporate or other power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby, and all such action has been duly authorized by all necessary corporate, partnership or other proceedings on its part or on its behalf.

(b)This Agreement has been duly and validly executed and delivered by or on behalf of each Agreement Party and constitutes valid and legally binding agreements of such Agreement Party enforceable against such Agreement Party in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, examinership, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally, and by general principles of equity which may limit the right to obtain equitable remedies (regardless of whether such enforceability is a proceeding in equity or at law).

(c)No authorization, consent, approval, license or exemption of, or filing or registration with, any Governmental Authority is necessary to have been made or obtained by any Agreement Party for the valid execution, delivery and performance by such Agreement Party of this Agreement or the consummation of the transactions contemplated hereby, except those that have been obtained and are in full force and effect.

(d)Neither the execution, delivery and performance by any Agreement Party of this Agreement, nor compliance with the terms and provisions hereof, nor the consummation of the transactions contemplated hereby (a) will breach or violate any applicable Requirement of Law, (b) will result in any breach or violation of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien prohibited under the Existing Credit Agreement or the Amended Revolving Credit Agreement upon any of its property or assets pursuant to the terms of, (i) the “Existing Senior Notes” or any “Existing Senior Notes Indenture” (each as defined in the Amended Revolving Credit Agreement) or (ii) any other indenture, agreement or other instrument to which such Agreement Party is a party or by which any property or asset of it is bound or to which it is subject, except for breaches, violations and defaults under clauses (a) and (b)(ii) that collectively for the Obligor Parties would not have a Material Adverse Effect, or (c) will violate any provision of the organizational documents or by-laws of such Agreement Party.

(e)No Default or Event of Default has occurred and is continuing.

11.Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

12.No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement or any Existing Loan Documents. This Agreement shall be, and shall be construed and administered as, a Loan Document under the Existing Revolving Credit Agreement immediately prior to the effectiveness of the Amended Revolving Credit Agreement and, thereafter, under the Amended Revolving Credit Agreement.

13.Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

14.Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company

By:	/s/ Yazid Jamil Khalil Abu Khalid Altamimi
Name:	Yazid Jamil Khalil Abu Khalid Altamimi
Title:	Vice President

WEATHERFORD INTERNATIONAL plc,
an Irish public limited company

By:	/s/ Bastiaan E. van Houts
Name:	Bastiaan E. van Houts
Title:	Assistant Treasurer

WEATHERFORD INTERNATIONAL, LLC,
a Delaware limited liability company

By:	/s/ Mark M. Rothleitner
Name:	Mark M. Rothleitner
Title:	Treasurer

Signature Page to Amendment and Restatement Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Extending Issuing
Bank, an Existing Swingline Lender and an
Extending Lender

By:	/s/ Dave Katz
Name:	Dave Katz
Title:	Executive Director

Signature Page to Amendment and Restatement Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Extending Issuing Bank and an Extending
Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Amendment and Restatement Agreement

MORGAN STANLEY BANK, N.A., as an
Extending Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Amendment and Restatement Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as an Extending Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Signature Page to Amendment and Restatement Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as an Extending Lender and
Extending Issuing Bank

By:	/s/ Robert Corder
Name:	Robert Corder
Title:	Director

Signature Page to Amendment and Restatement Agreement

ROYAL BANK OF CANADA, as an Extending
Lender

By:	/s/ Matthias Wong
Name:	Matthias Wong
Title:	Authorized Signatory

Signature Page to Amendment and Restatement Agreement

CITIBANK, N.A., as an Extending Lender

By:	Maureen P. Maroney
Name:	/s/ Maureen P. Maroney
Title:	Vice President

Signature Page to Amendment and Restatement Agreement

BARCLAYS BANK PLC, as an Extending Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

Signature Page to Amendment and Restatement Agreement

STANDARD CHARTERED BANK, as an
Extending Lender

By:	/s/ Steven Aloupis
Name:	Steven Aloupis
Title:	Managing Director - Loan Syndications

Signature Page to Amendment and Restatement Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.
NEW YORK BRANCH, as an Extending Lender

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

By:	/s/ Mauricio Benitez
Name:	Mauricio Benitez
Title:	Director

Signature Page to Amendment and Restatement Agreement

THE TORONTO DOMINION BANK, NEW
YORK BRANCH, as an Extending Lender and an
Extending Issuing Bank

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Signature Page to Amendment and Restatement Agreement

NORDEA BANK FINLAND PLC, NEW YORK
BRANCH, as an Extending Lender and Assignee

By:	/s/ Rolf Risan
Name:	Rolf Risan
Title:	Senior Vice President

By:	/s/ Lars Christian Eriksen
Name:	Lars Christian Eriksen
Title:	Vice President

Signature Page to Amendment and Restatement Agreement

NORDEA BANK NORGE ASA, as an Extending
Lender and Assignor

By:	/s/ Tom Kuhnle
Name:	Tom Kuhnle
Title:	Senior Vice President

By:	/s/ Olle Jonsson
Name:	Olle Jonsson
Title:	Relationship Manager

Signature Page to Amendment and Restatement Agreement

UNICREDIT BANK AG, NEW YORK BRANCH,
as an Extending Lender

By:	/s/ Julien Tizorin
Name:	Julien Tizorin
Title:	Director

By:	/s/ Filippo Pappalardo
Name:	Filippo Pappalardo
Title:	Managing Director

Signature Page to Amendment and Restatement Agreement

SKANDINAVISKA ENSKILDA BANKEN AB
(PUBL), as an Extending Lender

By:	/s/ Michael I. Dicks
Name:	Michael I. Dicks
Title:	Authorized Signatory

By:	/s/ Duncan Nash
Name:	Duncan Nash
Title:	Authorized Signatory

Signature Page to Amendment and Restatement Agreement

ARAB BANKING CORPORATION, Grand
cayman, as an Extending Lender

By:	/s/ Richard Tull
Name:	Richard Tull
Title:	Vice President, Head of Trade Finance

By:	/s/ Bayo Gbowu
Name:	Bayo Gbowu
Title:	Vice President

Signature Page to Amendment and Restatement Agreement

Annex I

Commitments Following the Specified Prepayment and Commitment Reduction

Lender	Revolving Credit Agreement Non-Extended Commitment	Revolving Credit Agreement Extended Commitment	Term Loan Agreement Commitment
Credit Agricole Corporate and Investment Bank	$157,777,777.78	$0	$0
JPMorgan Chase Bank, N.A.	$0	$109,982,378.81	$47,776,880.45
Deutsche Bank AG New York Branch	$0	$109,982,378.81	$47,776,880.45
Morgan Stanley Bank, N.A.	$0	$109,982,378.81	$0
Morgan Stanley Senior Funding, Inc.	$0	$0	$47,776,880.45
Wells Fargo Bank, National Association	$0	$109,982,378.81	$47,776,880.45
Citibank, N.A.	$0	$109,982,378.81	$47,776,880.45
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$0	$109,982,378.81	$47,776,880.45
Skandinaviska Enskilda Banken AB (publ)	$0	$77,461,471.16	$33,649,639.95
The Toronto Dominion Bank, New York Branch	$0	$77,461,471.16	$33,649,639.95
Royal Bank of Canada	$0	$69,715,324.05	$30,284,675.95
Standard Chartered Bank	$0	$62,743,791.64	$27,256,208.36
Barclays Bank plc	$0	$55,772,259.24	$24,227,740.76
HSBC Bank USA, N.A.	$71,111,111.11	$0	$0
Nordea Bank Norge Finland Plc, New York Branch	$0	$49,575,341.54	$21,535,769.57
Unicredit Bank AG, New York Branch	$0	$49,575,341.54	$21,535,769.57
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$0	$27,886,129.62	$12,113,870.38
Arab Banking Corporation, Grand Cayman	$0	$20,914,597.21	$9,085,402.79
TOTAL	$228,888,888.89	$1,151,000,000	$500,000,000

I-1

Annex II

AMENDED AND RESTATED CREDIT AGREEMENT

(See Exhibit 10.2 Amended and Restated Credit Agreement)